                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (Amendment No._____)

Check the appropriate box:
[ ]     Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

                           Allmerica Investment Trust
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                                                      October 29, 2004


Dear Contract/Policy Owner:

        Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") have been hired effective October 1, 2004 to replace Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as the new sub-advisers of the Select International Equity Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). GMO, with approximately $63 billion in assets under management as of June 30, 2004, has been managing money since 1977. J.P. Morgan had $570 billion in assets under management as of June 30, 2004 and has been managing money since 1838. Initially each new sub-adviser will manage approximately one-half of the Fund's assets. The investment advisory fees charged by the Trust's investment manager, Allmerica Financial Investment Management Services, Inc., to the Fund remain the same.

        Please take a few minutes to read the attached Information Statement. It contains additional information about GMO and J.P. Morgan, the terms of the new Sub-Adviser Agreements, the factors that were considered by management and the Board of Trustees in making the decision to change sub-advisers and a description of the Fund's new investment strategies.

        This action will not require you to send a proxy and we are not asking for a proxy. As always, please feel free to contact us with any questions or comments you may have.

                                                      Sincerely,

                                                      /s/ John P. Kavanaugh
                                                      John P. Kavanaugh
                                                      President
                                                      Allmerica Investment Trust

Enclosure

                           ALLMERICA INVESTMENT TRUST:
                        SELECT INTERNATIONAL EQUITY FUND
                               440 LINCOLN STREET
                               WORCESTER, MA 01653

                              INFORMATION STATEMENT

         On August 3, 2004, the Board of Trustees of Allmerica Investment Trust (the "Trust") approved (1) separate Sub-Adviser Agreements (the "New Sub-Adviser Agreements"), attached as Appendix I and Appendix II, for the Select International Equity Fund (the "Fund") of the Trust between Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Trust's investment manager, and each of Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), respectively, the Fund's sub-advisers (the "Sub-Advisers"), which became effective on October 1, 2004, and (2) new principal investment strategies for the Fund. The New Sub-Adviser Agreements are the same in all substantive respects to the previous Sub-Adviser Agreement (the "Previous Sub-Adviser Agreement"), dated April 16, 1998, between AFIMS and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), except that the sub-advisory fees which AFIMS will pay GMO and J.P. Morgan differ from the sub-advisory fee structure in the Previous Sub-Adviser Agreement and the effective date and termination dates are different. AFIMS will pay GMO's and J.P. Morgan's sub-adviser fees. Although the amount of sub-advisory fees that AFIMS will pay to the Sub-Advisers will increase as a result of this change, there will be no change in the advisory fees paid by the Fund to AFIMS because the amount of sub-advisory fees paid by AFIMS has no impact on the operating expenses of the Fund.

         AFIMS manages the business affairs of the Fund pursuant to a Management Agreement (the "Management Agreement") dated April 16, 1998 between the Trust, on behalf of the Fund, and AFIMS. The Management Agreement provides that, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, AFIMS at its expense may select and contract with a Sub-Adviser or Sub-Advisers to manage the investments of one or more of the Funds in the Trust. AFIMS has selected GMO and J.P. Morgan to manage the investments of the Fund and such selection was approved by the Board of Trustees of the Trust at the August 3, 2004 Trustee meeting. Each of GMO and J.P. Morgan will initially manage approximately one-half of the Fund assets. Thereafter, AFIMS will allocate the Fund's assets between the two Sub-Advisers on a basis determined to be in the best interests of the Fund's shareholders.

         Under an order received from the U.S. Securities and Exchange Commission, the Trust, on behalf of the Fund, and AFIMS are permitted to enter into and amend sub-advisory agreements without receiving shareholder approval. The Trustees of the Trust must approve such sub-advisory agreements, and the Fund must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser or the retention of a sub-adviser whose ownership has changed significantly. This Information Statement is being supplied to shareholders to fulfill such information requirement and is being mailed on or about October 29, 2004.

         NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Background. Prior to the appointment of GMO and J.P. Morgan as Sub-Advisers of the Fund, BIAM served as Sub-Adviser of the Fund. In the course of supervising the Fund's affairs, the Trustees expressed concern about the Fund's performance over various time periods. As a result, AFIMS and CRA RogersCasey, Inc. ("CRA RogersCasey"), a consultant retained by AFIMS to assist it in evaluating the performance of the sub-advisers of the Trust, conducted a thorough review of BIAM's management of the Fund. After further consideration of these issues, AFIMS and CRA RogersCasey recommended to the Investment Operations Committee/1/ (the "Committee") of the Board of Trustees that the Trustees terminate the Previous Sub-Adviser Agreement and establish a new sub-advisory relationship for the Fund. AFIMS and CRA RogersCasey's recommendation to terminate the Previous Sub-Adviser Agreement with BIAM was based primarily on the Fund's underperformance relative to its benchmark and peer group for the one- and three-year periods ending June 30, 2004.

         At the Committee's request, AFIMS and CRA RogersCasey began reviewing new sub-adviser candidates for the Fund. During the course of their review, AFIMS and CRA RogersCasey, in consultation with the Committee, reviewed performance and background criteria relating to a number of investment advisory firms, as well as written proposals and in-person presentations by several sub-adviser candidates. After completing their review, AFIMS and CRA RogersCasey recommended that the Committee meet with certain sub-adviser candidates. Upon completion of this process, the Committee recommended that the full Board of Trustees approve GMO and J.P. Morgan as the new Sub-Advisers of the Fund.

         In reviewing sub-adviser candidates, the Committee considered, among other things, the nature and quality of the services to be provided by each sub-adviser candidate, comparative data as to each sub-adviser candidate's investment performance, the experience and financial condition of the sub-adviser candidate and its affiliates, the level of sub-advisory fees to be paid compared to industry averages, the sub-adviser candidate's commitment to mutual fund advisory activities and the quality of the sub-adviser candidate's proposal generally.

         The Committee also considered whether the Fund's assets could be managed more effectively by two sub-advisers. In this regard, the Committee noted that a fund may achieve superior performance by utilizing two sub-advisers to manage the fund's assets, as compared to one sub-adviser, and, at the same time, may reduce variations of its returns over various time periods. The Committee also noted that utilizing two sub-advisers to manage a fund's assets may broaden the fund's exposure to various investment styles and asset classes, depending on a sub-adviser's expertise in managing assets in these areas.

         The full Board of Trustees considered the approval of the New Sub-Adviser Agreements with each of GMO and J.P. Morgan at the August 3, 2004 Trustee meeting. At this meeting, the Trustees were provided with financial and other information about GMO and J.P. Morgan. The Trustees were also provided with performance information relating to GMO and J.P. Morgan and information about their investment styles and current personnel. In the course of their deliberations, the Trustees received information concerning the investment philosophies, investment processes and research capabilities of GMO and J.P. Morgan, and considered generally the same factors considered by the Committee in reviewing the various sub-adviser candidates.

         The Trustees considered information relating to the investment performance of GMO and J.P. Morgan over various periods, including one-, three- and five-year periods. The Trustees noted GMO's and J.P. Morgan's superior long-term performance record compared to BIAM and each sub-adviser's superior performance relative to the other sub-adviser candidates. The Trustees also took into account GMO's and J.P. Morgan's experience in investing in international equity securities. The Trustees also noted that utilizing two sub-advisers to the Fund may improve the Fund's long-term performance while reducing volatility in returns. The Trustees gave substantial consideration to how GMO's and J.P. Morgan's investment styles would complement each other and to AFIMS and CRA RogersCasey's recommendation that the Fund's assets could be managed more effectively by two sub-advisers, one which uses an investment strategy that reflects a significant bias for value stocks and utilizes multiple quantitative models to evaluate stocks (GMO) and the other which takes a more growth oriented approach to investing and seeks companies the stock prices of which do not reflect their long-term earnings potential (J.P. Morgan). The Trustees also gave significant consideration to the quality and stability of GMO's and J.P. Morgan's investment management teams. The Trustees noted that GMO and J.P. Morgan have exceptional investment personnel and research capabilities and that these resources may contribute to improving the Fund's long-term performance. The Trustees considered the terms of the New Sub-Adviser Agreements and the fact that they were substantially the same as the terms of the Previous Sub-Adviser Agreement. The Trustees also considered the fact that there would be no change in the advisory fees paid by the Fund to AFIMS. The Trustees concluded that entering into the New Sub-Adviser Agreements was in the best interests of the Fund and its shareholders.

         Upon completion of the review process, the Trustees voted unanimously, with the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, AFIMS, the Sub-Advisers or their affiliates, voting separately after conferring with their independent counsel, to terminate the Previous Sub-Adviser Agreement as of the close of business on September 30, 2004, to select GMO and J.P. Morgan as the new Sub-Advisers to the Fund effective October 1, 2004 and to approve the New Sub-Adviser Agreements.

 INFORMATION REGARDING GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC ("GMO") AND
           J.P. MORGAN INVESTMENT MANAGEMENT INC.("J.P. Morgan")


         GMO, founded in 1977, is located at 40 Rowes Wharf, Boston, Massachusetts 02110. As of June 30, 2004, the firm had approximately $63 billion in assets under management. GMO is a privately-held global investment management firm. Day-to-day management of the portion of the Fund managed by GMO is the responsibility of the investment professionals in GMO's International Quantitative Division.

         J.P. Morgan, founded in 1838, is headquartered at 522 Fifth Avenue, New York, New York 10036. As of June 30, 2004, the firm had $570 billion in assets under management. J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly-traded company. James Fisher heads a team that is responsible for the portion of the Fund managed by J.P. Morgan. He is a senior portfolio manager and managing director in the firm's global portfolios group based in London. Mr. Fisher joined the firm in 1985.

         Except as otherwise specified herein, all information about GMO and J.P. Morgan in this Information Statement has been provided by GMO and J.P. Morgan.

PARENT COMPANIES OF GMO AND J.P. MORGAN

         GMO is a privately-held global investment management firm.

         The tables below list the names, addresses and ownership percentages of all parent companies of J.P. Morgan.

----------
/1/ The Investment Operations Committee is composed of three Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, AFIMS or the Sub-Advisers or their affiliates, and two Trustees who are "interested persons." The Committee monitors investment adviser performance and analyzes fund data.

JPMorgan Chase & Co.                                  270 Park Avenue
(a publicly traded company)                           New York, NY  10017-2070

JPMorgan Fleming Asset Management Holdings Inc.       522 Fifth Avenue
(100% owned by JPMorgan Chase & Co.)                  New York, NY  10036

J.P. Morgan Investment Management Inc.                522 Fifth Avenue
(100% owned by JPMorgan Fleming Asset                 New York, NY  10036
Management Holdings Inc.)

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF GMO AND J.P. MORGAN

     The tables below list the individuals who serve as principal executive officers and directors of GMO and J.P. Morgan, respectively. The address for each officer and director of GMO is 40 Rowes Wharf, Boston, MA 02110. The addresses for the officers and directors of J.P. Morgan are listed in the "Address" column. None of the officers or directors of GMO or J.P. Morgan serves as an officer or Trustee of the Trust.

GMO

NAME AND POSITION                 PRINCIPAL OCCUPATION
-----------------                 --------------------
Christopher Darnell               Investment Director of GMO's
Board Member and Partner          Quantitative Division

Arjun Divecha                     Investment Director of GMO's
Board Member and Partner          Emerging Markets Division

Scott Eston                       Chief Operating Officer
Chief Operating Officer
and Partner

R. Jeremy Grantham                Founding Partner
Chairman of the Board and
Founding Partner

Jon Hagler                        Board Member
Board Member and Partner

John Rosenblum                    Board Member
Board Member and Partner

Ann Spruill                       Investment Director of GMO's
Board Member and Partner          International Active Division

Eyk Van Otterloo                  Founding Partner
Board Member and
Founding Partner

J.P. MORGAN


NAME                              PRINCIPAL OCCUPATION                                ADDRESS
----                              --------------------                                -------
James Staley            Global Head of Asset & Wealth Management, JPMorgan            JPMorgan Fleming Asset Management,
                        Chacse & Co.                                                  522 Fifth Avenue, Floor 3
                                                                                      New York, NY 10036, U.S.A

David Kundert           Chairman of Investment Management, JPMorgan Fleming           Banc One Investment Advisors
                        Asset Management                                              1111 Polaris Parkway
                                                                                      Columbus, OH 43240, U.S.A

Paul Bateman            CEO, JPMorgan Fleming Asset Management                        JPMorgan Fleming Asset Management,
                                                                                      Finsbury Dials, 20 Finsbury Street,
                                                                                      London EC2Y 9AQ
                                                                                      United Kingdom

Eve Guernsey            CEO of Americas/ Institutional Americas                       JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 3
                                                                                      New York, NY 10036, U.S.A

George Gatch            President of JPMorgan Funds and Financial Intermediaries      JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 13
                                                                                      New York, NY 10036, U.S.A

Paul Scibetta           CEO, J.P. Morgan Invest Inc.                                  JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 3
                                                                                      New York, NY 10036, U.S.A

Clive Brown             CEO, International                                            JPMorgan Fleming Asset Management,
                                                                                      Finsbury Dials, 20 Finsbury Street,
                                                                                      London EC2Y 9AQ
                                                                                      United Kingdom

Mark White              Head of International Institutional Business                  JPMorgan Fleming Asset Management,
                                                                                      Finsbury Dials, 20 Finsbury Street,
                                                                                      London EC2Y 9AQ
                                                                                      United Kingdom

Jamie Broderick         Head of European Retail and Mutual Fund Business              JPMorgan Fleming Asset Management,
                                                                                      Finsbury Dials, 20 Finsbury Street,
                                                                                      London EC2Y 9AQ
                                                                                      United Kingdom

David Hsu               Chief Executive, JF Asset Management                          JF Asset Management,
                                                                                      Charter House, Floor 21
                                                                                      8 Connaught Road, Central
                                                                                      Hong Kong

Keiichi Miki            President, J.P. Morgan Fleming Asset Management (Japan)       J.P. Morgan Fleming Asset
                        Ltd                                                           Management (Japan) Ltd
                                                                                      Akasaka Park Bldg, Floor 14
                                                                                      5-2-20 Akasaka, Minato-Ku
                                                                                      Tokyo 1076151 Japan

HEADS OF INVESTMENT MANAGEMENT

Martin Porter           Global Head of Equities and Balanced Products                 JPMorgan Fleming Asset Management,
                                                                                      Finsbury Dials, 20 Finsbury Street,
                                                                                      London EC2Y 9AQ
                                                                                      United Kingdom

Seth Bernstein          Global Head of Fixed Income                                   JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 5
                                                                                      New York, NY 10036, U.S.A

Joe Azelby              Global Head of Real Estate                                    JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 9
                                                                                      New York, NY 10036, U.S.A

Larry Unrein            Global Head of Private Equity & Hedge Funds                   JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 15
                                                                                      New York, NY 10036, U.S.A

HEADS OF BUSINESS UNITS

Roy Kinnear             Head of Risk Management & Financial                           JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 3
                                                                                      New York, NY 10036, U.S.A

Gilbert Van Hassel      Global Head of Technology and Operations                      JPMorgan Fleming Asset Management,
                                                                                      522 Fifth Avenue, Floor 17
                                                                                      New York, NY 10036, U.S.A

        No arrangements or understandings made in connection with the New Sub-Adviser Agreements exist between AFIMS, GMO and J.P. Morgan with respect to the composition of the Boards of Directors of GMO and J.P. Morgan or the Board of Trustees of the Trust or with respect to the selection or appointment of any person to any office with any of them.

OTHER FUNDS MANAGED BY GMO AND J.P. MORGAN.

        GMO and J.P. Morgan serve as investment adviser or sub-adviser to other investment company funds similar to Select International Equity Fund. Information about these funds appears in the following table.


GMO                                                                                                  FEES (AS ANNUAL
                                                                           ASSETS AS OF               PERCENTAGE OF
FUND                                                    OBJECTIVE            6/30/04                   NET ASSETS)
----                                                    ---------            -------                   -----------
GMO International Intrinsic Value Fund/2/         High Total Return      $ 2,633.7 million      Class II Shares/3/  0.76%
                                                                                                Class III Shares/4/ 0.69%
                                                                                                Class IV Shares/5/  0.63%

----------
/2/ The rate of compensation paid to GMO by the GMO International Intrinsic Value Fund for all Classes of Shares includes a management fee equal to 0.54% and a shareholder services fee.
/3/ Class II Shares are subject to shareholder service fee of 0.22% and may be purchased by investors whose total assets invested with GMO equals at least $5 million.
/4/ Class III Shares are subject to a shareholder services fee of 0.15% and may be purchased by investors whose total assets invested with GMO equals at least $35 million.
/5/ Class IV Shares are subject to a shareholder services fee of 0.09% and may be purchased by investors whose investment in the GMO International Intrinsic Value Fund equals at least $125 million or whose total assets with GMO equals at least $250 million and has invested at least $35 million in the GMO International Intrinsic Value Fund.

J.P. MORGAN                                                                          FEES (AS ANNUAL
                                                                 ASSETS AS OF         PERCENTAGE OF
FUND                                              OBJECTIVE        6/30/04             NET ASSETS)
----                                              ---------        -------             -----------
ING JPMorgan Fleming International Portfolio   Capital Growth  $ 389.8 million  First $100 million -0.60%
                                                                                Next  $200 million -0.40%
                                                                                Next  $200 million -0.35%
                                                                                Over  $500 million -0.30%

AST International Equity Portfolio (American   Capital Growth  $ 310.3 million  First $250 million -0.35%
   Skandia)                                                                     Next  $250 million -0.33%
                                                                                Over  $500 million -0.30%

Accessor International Equity                  Capital Growth  $ 79.2  million  Base fee of: 0.20%
                                                                                Performance-based fee of:
                                                                                (greater than) 4.00%                         0.40%
                                                                                (greater than) 2.00%  and (less than) 4.00%  0.30%
                                                                                (greater than) 0.00%  and (less than) 2.00%  0.20%
                                                                                (greater than) -2.00% and (less than) 0.00%  0.10%
                                                                                (less than) -2.00%                           0.00%

DESCRIPTION OF THE PREVIOUS SUB-ADVISER AGREEMENT AND THE NEW SUB-ADVISER AGREEMENTS

        The Fund began operations on May 2, 1994. The Previous Sub-Adviser Agreement was last submitted for shareholder approval on May 2, 1994 in connection with the commencement of the Fund's operations. The Previous Sub-Adviser Agreement was last approved by the Trustees, including the Trustees who are not "interested persons" of the Trust, AFIMS, the Sub-Advisers or their affiliates at a meeting of the Board of Trustees on May 13, 2004. Except for different effective and termination dates and the sub-advisory fee schedule, the terms of the New Sub-Adviser Agreements are similar in all substantive respects to the terms of the Previous Sub-Adviser Agreement.

        For its services provided under the Previous Sub-Adviser Agreement, BIAM was paid by AFIMS a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Fund as set forth below:

        NET ASSETS                                    FEE RATE
        ----------                                    --------
        First $50 Million ..........................    0.45%
        Next $50 Million  ..........................    0.40%
        Over $100 Million ..........................    0.30%

        During the fiscal year ended December 31, 2003, AFIMS paid BIAM $1,134,588 for its sub-advisory services pursuant to the Previous Sub-Adviser Agreement. If the new sub-adviser fees had been in effect during the last fiscal year, GMO and J.P. Morgan would have received $1,050,456, and $704,794, respectively, ($1,755,250 in the aggregate) representing a total increase of $620,662, or 54.70%, from the fees paid to BIAM. Based on the Fund's net assets at June 30, 2004 of approximately $340,996,025, the annual aggregate sub-adviser fees paid by AFIMS would increase from $1,147,988, to $1,774,233, an increase of $626,245, or 54.55%.

        Under the New Sub-Adviser Agreement with GMO, the Manager will pay GMO a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as described below:

        NET ASSETS                                    FEE RATE
        ----------                                    --------
        First $50 Million ..........................    0.75%
        Next $50 Million  ..........................    0.60%
        Next $100 Million  .........................    0.55%
        Next $100 Million  .........................    0.50%
        Over $300 Million  .........................    0.45%

        Under the New Sub-Adviser Agreement with J.P. Morgan, the Manager will pay J.P. Morgan a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as described below:

        NET ASSETS                                    FEE RATE
        ----------                                    --------
        First $25 Million ..........................    0.60%
        Next $25 Million  ..........................    0.50%
        Next $50 Million   .........................    0.45%
        Over $100 Million  .........................    0.30%

        The New Sub-Adviser Agreements provide that GMO and J.P. Morgan, as Sub-Advisers, in return for their fees, will manage the investment and reinvestment of the Sub-Adviser's portion of the assets of the Fund subject to the control and supervision of the Board of Trustees and in accordance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees or AFIMS. In this regard, it is the responsibility of GMO and J.P. Morgan to make investment decisions and to place purchase and sale orders for investment securities for their respective portion of the Fund. The New Sub-Adviser Agreements state that GMO and J.P. Morgan will provide at their expense all necessary investment, management and administrative facilities needed to carry out their duties under the New Sub-Adviser Agreements, but excluding brokerage expenses and pricing and bookkeeping services.

        The New Sub-Adviser Agreements will remain in full force and effect through May 30, 2005 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AFIMS, the Sub-Advisers, or any other sub-adviser to the Trust. The New Sub-Adviser Agreements may be terminated at any time, without payment of any penalty, by AFIMS, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by GMO or J.P. Morgan, as applicable, in each case on 60 days' written notice. As required by the 1940 Act, each of the New Sub-Adviser

Agreements will automatically terminate, without the payment of any penalty, in the event of its assignment. They also will terminate in the event that the Management Agreement between the Trust and AFIMS shall have terminated for any reason.

        The New Sub-Adviser Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of GMO and J.P. Morgan, or (ii) reckless disregard by GMO or J.P. Morgan of their obligations and duties under the respective New Sub-Adviser Agreement, they shall not be liable to the Trust, AFIMS or to any shareholder or creditor of the Trust, for any matter in connection with the performance of any of their services under the respective New Sub-Adviser Agreements or for any good faith purchase or sale of any investment made by them for the Trust.

                                 * * * * * * * *

        In addition to approving the New Sub-Adviser Agreements, the Trustees also approved new principal investment strategies for the Fund that reflect GMO's and J.P. Morgan's investment management styles. The previous principal investment strategies are stated in the Fund's current prospectus dated May 1, 2004. The new strategies, which will become effective October 1, 2004, are set forth below and in a supplement to the Prospectus dated August 11, 2004.

Principal Investment Strategies. Under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the equity securities of various companies located in foreign countries (which may vary from time to time), including foreign subsidiaries of United States companies. To pursue its objective, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portion of the Fund's assets.

GMO uses an investment strategy that generally reflects a significant bias for value stocks over growth stocks. GMO uses proprietary research and multiple quantitative models to evaluate and select stocks, countries and currencies based on several factors, including but not limited to:

        . Stocks - valuation, quality of management, and improving fundamentals;

        . Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

        . Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

These models and factors may change over time.

J.P. Morgan takes a more growth-oriented approach to investing and seeks companies the stock prices of which do not reflect their long-term earnings potential. J.P. Morgan uses a bottom up investment strategy that combines local market insight with global sector comparisons. The process begins with stock rankings at the local level where stocks are evaluated based on business, financial, management and valuation factors. A team of portfolio managers then selects stocks for the portfolio using global sector analysts' recommendations.

The Fund may invest up to 10% of its net assets in emerging markets securities. The Fund may also buy fixed-income debt securities, primarily for defensive purposes, representing up to 20% of its net assets.

                                OTHER INFORMATION

        The shares of the Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life") for the purpose of funding variable annuity contracts and variable life insurance policies issued by First Allmerica or Allmerica Financial Life and by qualified pension and retirement plans. Both First Allmerica and Allmerica Financial Life are wholly-owned subsidiaries of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies. On September 30, 2004 the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

ANNUAL REPORT

        The Trust will furnish, without charge, a copy of the most recent Annual Report to the Shareholders of the Fund. Requests should be directed to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 or by calling 1-800-533-7881.

BROKER COMMISSIONS

        During the fiscal year ended December 31, 2003, no commissions were paid to brokers affiliated with the Sub-Adviser of the Fund.

DISTRIBUTOR, ADMINISTRATOR

        VeraVest Investments, Inc. ("VII"), a wholly-owned subsidiary of AFC, serves as the Distributor for the Trust. VII, AFIMS and AFC are located at 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as the Trust's administrator, fund accountant and custodian.

October 29, 2004

                                                                      APPENDIX I

                              SUB-ADVISER AGREEMENT

SUB-ADVISER AGREEMENT executed as of October 1, 2004, between Allmerica Financial Investment Management Services, Inc. (the "Manager") and Grantham, Mayo, Van Otterloo & Co. LLC (the "Sub-Adviser").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.      SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

        (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the
                Trust: the Select International Equity Fund (the "Fund") and such other series of shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (together, the "Funds"). The Sub-Adviser acknowledges the Fund may have one or more other sub-advisers and that the Manager shall from time to time determine the portion of the Fund's assets to be managed by the Sub-Adviser (the "Sub-Adviser's Portion"). The Sub-Adviser will make investment decisions only on behalf of the Sub-Adviser's Portion and place all orders for the purchase and sale of portfolio securities relating thereto. The Sub-Adviser shall not consult with any AIT Sub-Adviser (other than an affiliated person of the Sub-Adviser), concerning transactions for the Fund in securities or other assets. To the extent that multiple AIT Sub-Advisers serve as investment advisers of the Fund, the Sub-Adviser shall be responsible for providing investment advice to the Fund only with respect to the Sub-Adviser's Portion of the Fund. In the performance of its duties under this Agreement, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine and which are furnished to the Sub-Adviser including, if requested by the Manager, managing the Sub-Adviser's Portion as if it were a separate investment company for the purposes of determining compliance with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the SEC and any applicable federal and state laws, and other policies which the Trustees of the Trust or the Manager may furnish to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times and upon reasonable notice to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

        (b) The Sub-Adviser, at its expense, will furnish (i) all investment and management facilities, including salaries of personnel necessary for it to perform the duties set forth in this Agreement, and (ii) administrative facilities, including clerical personnel and equipment necessary for the conduct of the investment affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

        (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Sub-Adviser's Portion with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2.      OTHER AGREEMENTS

        It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser and any of its officers, employees and persons affiliated with the Sub-Adviser, and any officer and employee of any persons affiliated with Sub-Adviser (a) may render investment management and advisory services to other investors and institutions; (b) may own, purchase, or sell securities or other interests in property which are the same, similar to or different from those which the Sub-Adviser owns, purchases or sells for the Sub-Adviser's Portion; and in rendering investment management and advisory services to others, shall be free to take action with respect to investments in securities or other interests in property which is the same as, similar to or different from the action taken for the Sub-Adviser's Portion.

3.      COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

        The Manager will pay to the Sub-Adviser, as compensation for the Sub-Adviser's services rendered, a fee determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4.      AMENDMENTS OF THIS AGREEMENT

        This Agreement (including Schedule A attached hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, if such approval is required under the Investment Company Act of 1940, as amended (" 1940 Act"), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.      EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

        This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below:

        (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect through May 30, 2005 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

        (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser, in each case on sixty days' written notice.

        (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Manager shall have terminated for any reason.

6.      CERTAIN DEFINITIONS

        For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders,
        (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

        For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

        For purposes of this Agreement, "AIT Sub-Adviser" means an investment adviser, as defined in Section 2(a)(20)(B) of the 1940 Act, for a series of the Trust other than the Manager.

7.      NON-LIABILITY OF SUB-ADVISER

        The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by the Sub-Adviser in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Trust by reason of the Sub-Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.      LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

        A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

IN WITNESS WHEREOF, Allmerica Financial Investment Management Services, Inc. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and Grantham, Mayo, Van Otterloo & Co. LLC has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT
                                  SERVICES, INC.

                                  By:     /s/ John P. Kavanaugh
                                          --------------------------------------

                                  Title:  President
                                          --------------------------------------


                                  GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC

                                  By:     /s/ William R. Royer
                                          --------------------------------------

                                  Title:  Partner, General Counsel
                                          --------------------------------------


Accepted and Agreed to as of the day and year first above written:

ALLMERICA INVESTMENT TRUST

By:     /s/ Donald P. Wayman
        --------------------------------------------

Title:  Vice President
        --------------------------------------------

                                   SCHEDULE A


The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's Portion of the average daily net assets of the Fund as described below:

        Net Assets                                    Fee Rate
        ----------                                    --------
        First $50 Million.........................      0.75%
        Next $50 Million..........................      0.60%
        Next $100 Million.........................      0.55%
        Next $100 Million.........................      0.50%
        Over $300 Million.........................      0.45%

The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset during each month at the close of business on each business day during such month while this Agreement is in effect.

The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                                                                     APPENDIX II

                              SUB-ADVISER AGREEMENT

SUB-ADVISER AGREEMENT executed as of October 1, 2004, between Allmerica Financial Investment Management Services, Inc. (the "Manager") and J.P. Morgan Investment Management Inc. (the "Sub-Adviser").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.      SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

        (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the
                Trust: the Select International Equity Fund (the "Fund") and such other series of shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (together, the "Funds"). The Sub-Adviser acknowledges the Fund may have one or more other sub-advisers and that the Manager shall from time to time determine the portion of the Fund's assets to be managed by the Sub-Adviser (the "Sub-Adviser's Portion"). The Sub-Adviser will make investment decisions on behalf of the Sub-Adviser's Portion and place all orders for the purchase and sale of portfolio securities relating thereto. The Sub-Adviser shall not consult with any AIT Sub-Adviser (other than an affiliated person of the Sub-Adviser), concerning transactions for the Fund in securities or other assets. To the extent that multiple AIT Sub-Advisers serve as investment advisers of the Fund, the Sub-Adviser shall be responsible for providing investment advice to the Fund only with respect to the Sub-Adviser's Portion of the Fund's portfolio. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine and which are furnished to the Sub-Adviser. The Manager acknowledges and agrees that the Sub-Adviser will manage the Sub-Adviser's Portion as if it were a separate investment company for the purposes of determining compliance with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the SEC and any applicable federal and state laws, and other policies which the Trustees of the Trust or the Manager may furnish to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

        (b) The Sub-Adviser, at its expense, will furnish (i) all investment and management facilities, including salaries of personnel necessary for it to perform the duties set forth in this Agreement, and (ii) administrative facilities, including clerical personnel and equipment necessary for the conduct of the investment affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

        (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Sub-Adviser's Portion with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2.      OTHER AGREEMENTS

        It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

3.      COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

        The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust. In addition, it is agreed that all brokerage commissions, taxes, charges and other costs incident to the purchase and sale of securities shall be charged to and paid from the Fund.

4.      AMENDMENTS OF THIS AGREEMENT

        This Agreement (including Schedule A attached hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, if such approval is required under the Investment Company Act of 1940, as amended (" 1940 Act"), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.      EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

        This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below:

        (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect through May 30, 2005 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

        (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser, in each case on sixty days' written notice.

        (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Manager shall have terminated for any reason.

6.      CERTAIN DEFINITIONS

        For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

        For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

        For purposes of this Agreement, "AIT Sub-Adviser" means an investment adviser, as defined in Section 2(a)(20)(B) of the 1940 Act, for a series of the Trust other than the Manager.

7.      NON-LIABILITY OF SUB-ADVISER

        The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Trust by reason of the Sub-Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

8.      LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

        A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

9.      DISCLOSURE.

        Neither the Manager nor the Fund shall, without the prior written consent of the Sub-Adviser, make representations regarding or reference to the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

10.     DELEGATION TO THIRD PARTIES

        Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. The Sub-Adviser will promptly notify the Manager of any such delegation of services to a third-party, with such notification including a description of the type of services to be provided to the Fund by the third-party and, upon reasonable request, will provide the Manager with supplemental information regarding the delegation of such duties to a third-party. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Manager and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, negligence or misconduct caused by such third party.

11.     TRADE SETTLEMENT AT TERMINATION

        Termination will be without prejudice to the completion of any transaction initiated by the Sub-Adviser in accordance with the terms hereof prior to the effective date of the termination. On, or after, the effective date of termination, the Manager and Sub-Adviser agree to work cooperatively to complete any such transactions in accordance with the terms hereof.

12.     CONFIDENTIAL INFORMATION

        (a) Neither the Manager, the Fund or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information which they may be entitled or bound to disclose by law, regulation or which is disclosed to their advisers where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with the above paragraph 10 (Delegation to Third Parties).

        (b) Notwithstanding the provisions of 12(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Manager or the Fund and market value of the
                Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

13.     INSTRUCTION TO CUSTODIAN

        The Sub-Adviser shall not have control of the investments or cash in the Fund but shall have authority to issue to the Fund's custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund which it has initiated. The Sub-Adviser will not be responsible for supervising the Fund's custodian.

14.     ANTI-MONEY LAUNDERING

        Each of the Manager and the Fund acknowledge that the Fund is in compliance, and will continue to comply, with all applicable anti-money laundering regulations. Further, each of the Manager and the Fund agree to provide any documentation or information the Sub-Adviser may reasonably request for the purpose of complying with its own anti-money laundering obligations.

15.     TRANSACTIONS IN DERIVATIVES

        The Fund is permitted to purchase, sell, hold and generally deal in and with domestic or foreign derivatives in accordance with its policies and restrictions as set forth in the current Registration Statement of the Trust filed with the SEC and any applicable law.

        IN WITNESS WHEREOF, Allmerica Financial Investment Management Services, Inc. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and J.P. Morgan Investment Management Inc. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT
                                  SERVICES, INC.

                                  By:     /s/ John P. Kavanaugh
                                          --------------------------------------

                                  Title:  President
                                          --------------------------------------


                                  J.P. MORGAN INVESTMENT MANAGEMENT INC.

                                  By:     /s/ Aimee Marcus
                                          --------------------------------------

                                  Title:  Vice President
                                          --------------------------------------


Accepted and Agreed to as of the day and year first above written:

Allmerica Investment Trust

By:     /s/ Donald P. Wayman
        ---------------------------

Title:  Vice President
        ---------------------------

                                   SCHEDULE A


The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's Portion of the average daily net assets of the Fund as described below:

        Net Assets                                    Fee Rate
        ----------                                    --------
        First $25 Million                                .60%
        Next $25 Million                                 .50%
        Next $50 Million                                 .45%
        Over $100 Million                                .30%

The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net asset during each month at the close of business on each business day during such month while this Agreement is in effect.

The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.